Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated August 1, 2013

to the Prospectuses and the Statement of Additional Information (“SAI”),

each dated January 31, 2013

IMPORTANT NOTICE TO INVESTORS

Effective September 1, 2013, the maximum contingent deferred sales charge (“CDSC”) applicable to Class C Shares will be reduced to 1.00% (as a percentage of the lesser of purchase price or redemption proceeds). Accordingly, effective September 1, 2013, all references in the fund’s summary prospectus, statutory prospectus and SAI to the Class C Shares CDSC are hereby revised to reflect this change.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/DynamicAlphaSector ClassCCDSC (7/13)